                                                                EXHIBIT 10.53


                        THIRD AMENDMENT CREDIT AGREEMENT

          This Third Amendment to Credit Agreement (this "Third Amendment"), made as of this 30th day of September, 1996, by and among HELLER FINANCIAL, INC. ("Heller"), a Delaware corporation with a place of business at 500 West Monroe Street, Chicago, Illinois 60661, for itself, as Lender and as agent ("Agent") for all Lenders and THOMPSON PBE, INC., a Delaware corporation ("Thompson"), with its principal place of business at 4553 Glencoe Avenue, Suite 200, Marina del Rey, California 90292, and ("Borrower").


                              W I T N E S S E T H:

          WHEREAS, the Borrower and Agent and Lenders have entered into that certain Credit Agreement dated as of January 6, 1995 (as heretofore amended from time to time the "Credit Agreement"); and

          WHEREAS, the Borrower has requested the Lenders to amend certain financial covenants contained in the Credit Agreement;

          WHEREAS, Lenders are willing to amend the Credit Agreement pursuant to the terms of this Third Amendment;

          NOW, THEREFORE, in consideration of the promises set forth herein, Borrower and Lenders agree as follows:


                                   ARTICLE I

                               CAPITALIZED TERMS

          1.1 All capitalized terms used in this Third Amendment but not defined in this Third Amendment shall have the meanings given to them in the Credit Agreement. In the event of a conflict between the definitions contained in this Third Amendment and the definitions contained in the Credit Agreement, the definitions contained in this Third Amendment shall prevail.

                                   ARTICLE II

                       AMENDMENTS TO THE CREDIT AGREEMENT

          2.1 The definition of "EBITDA" in subsection 1.1 of the Credit Agreement is hereby amended to (i) delete the period at the end of said definition and substitute a semi-colon in its place and stead; and (ii) add the following:

               PLUS (i) sales tax reserves equal to $1,800,000 recorded in September, 1996 and deducted in the determination of Net Income; PLUS
          (j) reserves related to amounts due from vendors equal to $500,000, recorded in September, 1996 and deducted in the determination of Net Income.

          2.2 Subsection 6.4 of the Credit Agreement is hereby amended to delete said subsection and substitute the following in its place and stead:

               6.4 SENIOR LEVERAGE. Borrower shall not permit the ratio of Senior Debt as of the last day of each month during the periods set forth below to Pro Forma Operating Cash Flow for the twelve (12) month period ending on the last day of each month during the periods set forth below to be greater than the ratio set forth for such period.

                   Period                                      Ratio
                   ------                                      -----

          Closing through 9/30/96                           3.50 to 1.00
          10/1/96 through 2/28/97                           4.00 to 1.00
          3/1/97 through 5/31/97                            3.75 to 1.00
          6/1/97 through 8/31/97                            3.75 to 1.00
          9/1/97 through 9/30/98                            3.50 to 1.00
          10/1/98 through 9/30/99                           3.25 to 1.00
          10/1/99 through 9/30/00                           2.75 to 1.00
          10/1/00 and each month thereafter                 2.25 to 1.00

          2.3 Subsection 6.5 of the Credit Agreement is hereby amended to delete said subsection and substitute the following in its place and stead:

               6.5 TOTAL INDEBTEDNESS LEVERAGE. Borrower shall not permit the ratio of total Indebtedness of Borrower and its Subsidiaries on a consolidated basis as of the last day of each month during the periods set forth below to Pro Forma Operating Cash Flow for the twelve (12) month period ending on the last day of each month during the periods set forth below to be greater than the ratio set forth for such period.

                   Period                                      Ratio
                   ------                                      -----

          Closing through 9/30/96                           4.50 to 1.00
          10/1/96 through 2/28/97                           5.25 to 1.00
          3/1/97 through 5/31/97                            5.25 to 1.00
          6/1/97 through 8/31/97                            4.75 to 1.00
          9/1/97 through 9/30/98                            4.00 to 1.00
          10/1/98 through 9/30/99                           3.75 to 1.00
          10/1/99 through 9/30/00                           3.25 to 1.00
          10/1/00 and each month thereafter                 2.75 to 1.00

          2.4 Subsection 7.1(f) of the Credit Agreement is hereby amended to substitute the number Fifteen Million Dollars ($15,000,000) for the number Ten Million Dollars ($10,000,000) and substitute the number Eighteen Million Dollars ($18,000,000) for the number Twelve Million Dollars ($12,000,000).


                                  ARTICLE III

                               GENERAL PROVISIONS

          3.1 CONDITIONS PRECEDENT. The effectiveness of this Third Amendment is subject to: (1) Borrower's payment to Lenders of a fee equal to $50,000;
(ii) Borrower hereby agrees not to utilize the Acquisition Loan to repurchase its own common stock in accordance with that certain letter dated December 10, 1996, until October 1, 1997; and (iii) Borrower hereby agrees that all acquisitions (including Permitted Small Acquisitions) will require Requisite Lenders' approval until such time as Borrower is in compliance with the Senior Debt and total Indebtedness ratios set forth in subsection 2.1(B)(2)(C) of the Credit Agreement.

          3.2 RATIFICATION. The terms and provisions set forth in this Third Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Third Amendment, the terms and provisions set forth in the Credit Agreement are ratified and confirmed and shall continue in full force and effect. All representations, warranties, covenants and agreements of Borrowers set forth in the Credit Agreement, as modified hereby, are hereby restated as of the date hereof.

          3.3 REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

          3.4 AMENDMENT; ASSIGNMENT. This Third Amendment may not be modified, altered or amended except by an instrument in writing signed in accordance with
Section 10.3 of the Credit Agreement. Borrower may not sell, assign or transfer this Third Amendment or any portion thereof, including, without limitation, any of Borrower's rights, titles, interests, remedies, powers and/or duties hereunder or thereunder.


          3.5 SEVERABILITY. If any provision of this Third Amendment or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Third Amendment and the application of such provision to other Persons or circumstances will not be affected thereby and the provisions of this Third Amendment shall be severable in any such instance.

          3.6 COUNTERPARTS. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

          3.7 HEADINGS. All headings used in this Third Amendment are for convenience of reference only and shall not be used in interpreting this Third Amendment.

          3.8 ENTIRE AGREEMENT. This Third Amendment, including all Exhibits and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to same.

          3.9 THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          3.10 REQUIRED LENDER APPROVAL. As required by Section 10.3 of the Credit Agreement, this Third Amendment shall become effective as of the date first set forth above upon execution by the Borrower and Requisite Lenders and acknowledgement hereof by Grand Distributing Corp., Arnold Paint Company, McNeil & Sons Auto Paint, Inc., Auto Body Supply Corporation, Automotive Paint and Supply Company, Incorporated and Santa Clara Color Service, Inc. The Lenders identified on the signature pages hereof constitute all of the Lenders as of the date first set forth above.

          IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the day and year first above written.



                                       THOMPSON PBE, INC.

                                       By:       /s/ MORT KLINE
                                          -----------------------------------

                                       Name:   Mortimer A. Kline, III
                                            ---------------------------------

                                       Title:       President
                                             --------------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                       HELLER FINANCIAL, INC., as Agent

                                       By:   /s/  ROBERT M. HORACK
                                          -----------------------------------

                                       Name:    Robert M. Horak
                                            ---------------------------------

                                       Title:  Associate Vice President
                                             --------------------------------


                                       GIROCREDIT BANK

                                       AKTIENGESELLSCHAFT DER
                                       SPARKASSEN

                                       By:           /s/ ANCA TRIFAN
                                          -----------------------------------

                                       Name:             Anca Trifan
                                            ---------------------------------

                                       Title:         Vice President
                                             --------------------------------


                                       SANWA BUSINESS CREDIT CORPORATION

                                       By:       /s/  MICHAEL J. COX
                                          -----------------------------------

                                       Name:          Michael J. Cox
                                            ---------------------------------

                                       Title:         Vice President
                                             --------------------------------


                                       FLEET BANK OF MASSACHUSETTS, N.A.

                                       By:     /s/  ERIC C. VANDERMEN
                                          -----------------------------------

                                       Name:        Eric C. Vandermen
                                            ---------------------------------

                                       Title:        Vice President
                                             --------------------------------


                                       UNION BANK

                                       By:      /s/  STEVEN C. BIERMAN
                                          -----------------------------------

                                       Name:         Steven C. Bierman
                                            ---------------------------------

                                       Title:        Vice President
                                             --------------------------------

                                 ACKNOWLEDGMENT


          GRAND DISTRIBUTING CORP. acknowledges and consents to the terms of this Third Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated January 5, 1995.


                                       GRAND DISTRIBUTING CORP.

                                       By:       /s/  MORT KLINE
                                          -----------------------------------

                                       Title:             CEO
                                             --------------------------------

                                 ACKNOWLEDGMENT


          ARNOLD PAINT COMPANY acknowledges and consents to the terms of this Third Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 16, 1995.


                                       ARNOLD PAINT COMPANY

                                       By:          /s/ MORT KLINE
                                          -----------------------------------

                                       Title:           President
                                             --------------------------------

                                 ACKNOWLEDGMENT


          McNEIL & SONS AUTO PAINT, INC. acknowledges and consents to the terms of this Third Amendment and thereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 15, 1996.


                                       McNEIL & SONS AUTO PAINT, INC.

                                       By:         /s/ MORT KLINE
                                          -----------------------------------

                                       Title:           President
                                             --------------------------------

                                 ACKNOWLEDGMENT


          AUTO BODY SUPPLY CORPORATION acknowledges and consents to the terms of this Third Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated October 4, 1996.


                                       AUTO BODY SUPPLY CORPORATION


                                       By:          /s/  MORT KLINE
                                          -----------------------------------

                                       Title:          President
                                             --------------------------------

                                 ACKNOWLEDGMENT


          AUTOMOTIVE PAINT AND SUPPLY COMPANY, INCORPORATED acknowledges and consents to the terms of this Third Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated April 19, 1996.


                                       AUTOMOTIVE PAINT AND SUPPLY COMPANY,
                                       INCORPORATED


                                       By:          /s/  MORT KLINE
                                          -----------------------------------

                                       Title:           President
                                             --------------------------------

                                 ACKNOWLEDGMENT


          SANTA CLARA COLOR SERVICE, INC. acknowledges and consents to the terms of this Third Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 15, 1996.


                                       SANTA CLARA COLOR SERVICE, INC.

                                       By:       /s/ MORT KLINE
                                          -----------------------------------

                                       Title:        President
                                             --------------------------------